UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2022

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (617) 425-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	CRAI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 15, 2022, the board of directors (the “Board”) of CRA International, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Professor Heather E. Tookes, Ph.D. to join the Board as an independent director, effective as of December 8, 2022. Professor Tookes will serve as a Class II director until the Company’s 2024 annual meeting of stockholders and until her successor is elected and qualified or until her earlier resignation or removal. Professor Tookes was also appointed to serve on the Nominating and Corporate Governance Committee and the Compensation Committee of the Board.

Effective as of December 8, 2022, the Nominating and Corporate Governance Committee will be composed of William Concannon, who serves as its Chair, Christine Detrick, Alva Harry Taylor, Ph.D. and Professor Tookes and the Compensation Committee will be composed of Thomas Avery, who serves as its Chair, William Concannon, Christine Detrick and Professor Tookes. The compositions of the Audit Committee and Executive Committee remain unchanged.

As a non-employee director, Professor Tookes will receive cash compensation and an equity award for her Board service in accordance with the Company’s non-employee director compensation policy. Professor Tookes is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Professor Tookes and any other persons pursuant to which she was selected as a director. Professor Tookes will also have the benefit of the Company’s standard form of indemnification agreement for non-employee directors.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing Professor Tookes’ appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Title
99.1	Press release, dated November 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: November 16, 2022	By:	/s/ Daniel K. Mahoney
Daniel K. Mahoney
Chief Financial Officer, Executive Vice President and Treasurer